UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2006
SEGMENTZ, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49606 (Commission File Number)	03-0450326 (I.R.S. Employer Identification No.)
429 Post Road, Buchanan, Michigan 49107
(Address of principal executive offices – zip code)
(269) 695-4920
(Registrant’s telephone number, including area code)
Not applicable
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
SIGNATURE

ITEM 5.02	DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
Mark Patterson, the Company’s Chief Financial Officer, has been appointed to the Company’s Board of Directors to fill the vacancy left by the resignation of Robert Gries from the Board of Directors in November 2005.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 3, 2006	Segmentz, Inc.
	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer